UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 27, 2018

INNOPHOS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33124	20-1380758
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

259 Prospect Plains Road, Cranbury, New Jersey		08512
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 609-495-2495

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 27, 2018, Innophos Holdings, Inc. (the “Company”) appointed William Dunworth, age 42, as the Company’s Vice President, Corporate Controller and Chief Accounting Officer, with his employment to commence on October 22, 2018. Contemporaneously with the commencement of employment of Mr. Dunworth, the duties of principal accounting officer of the Company will be reassigned from Charles Brodheim, the Company’s current Vice President, Corporate Controller and Chief Accounting Officer, to Mr. Dunworth.

Prior to joining Innophos, Mr. Dunworth was the Assistant Controller of Pinnacle Foods, Inc., a publicly-traded packaged foods company, from October 2016 to October 2018 and the Director of Financial Reporting of Pinnacle Foods from September 2012 to September 2016. Prior to that, Mr. Dunworth served as the Financial Reporting Manager of Day & Zimmerman, a privately-held provider of construction, engineering, staffing and defense services, from November 2009 to September 2012. Mr. Dunworth began his career at KPMG where he worked from January 2005 to October 2009. Mr. Dunworth earned a B.S. degree in Accounting from Rowan University and is a certified public accountant.

In connection with his appointment, Mr. Dunworth will receive a grant of 3,049 restricted shares of the Company’s common stock. These shares of restricted common stock, once granted, will be held in escrow, subject to certain vesting and forfeiture provisions. One third of such shares shall vest on each of March 31, 2019, 2020 and 2021.

The current form of restricted stock agreement for grants under the Company’s 2018 Long-Term Incentive Plan, including the above grant, is filed herewith as Exhibit 10.1 hereto.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibit is filed with this report:

Exhibit No.	Description

10.1	Form of Restricted Stock Agreement under the Innophos Holdings, Inc. 2018 Long-Term Incentive Plan

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

INNOPHOS HOLDINGS, INC.

September 27, 2018	By:	/s/ Joshua Horenstein
	Name:	Joshua Horenstein
	Title:	Senior Vice President, Chief Legal and Human Resources Officer and Corporate Secretary